ACQUISITION OF DETOUR	12 Months Ended
Dec. 31, 2020
Non-current Assets Held For Sale And Discontinued Operations [Abstract]
ACQUISITION OF DETOUR
6. ACQUISITION OF DETOUR

On November 25, 2019, the Company entered into an Arrangement Agreement to acquire all of the issued and outstanding common shares of Detour, with Detour shareholders receiving 0.4343 of a Kirkland Lake common share for every one Detour share ("Exchange Ratio"). Upon closing of the transaction on January 31, 2020, the Company issued 77,217,129 Kirkland Lake common shares to the former shareholders of Detour. Furthermore, all outstanding stock options of Detour that were not exercised prior to the acquisition date, have been exchanged under the agreement at the Exchange Ratio, resulting in the issuance of 190,069 replacement options.
Subsequent to the share issuance, Kirkland Lake and former Detour shareholders own 73% and 27%, respectively of the shares of the combined Company. With the completion of the transaction, Detour has become a wholly owned subsidiary of Kirkland Lake, and the Company is now the owner and operator of Detour Lake, a large-scale, open-pit gold mine in Northern Ontario. The acquisition adds a third cornerstone asset to the Company’s portfolio, in addition to the Company's other two cornerstone assets.

The Company determined that the transaction represents a business combination under IFRS 3 Business Combinations ("IFRS 3"), with Kirkland Lake identified as the acquirer and as such, the transaction has been accounted for using the acquisition method of accounting in accordance with IFRS 3. Based upon the January 31, 2020 opening share price of the Company's common shares, the total purchase price consideration of the acquisition was $3,134,444. Acquisition related costs of $33,131 were recorded in the Company's consolidated statements of operation and comprehensive income for the year ended December 31, 2020.

The table below presents the purchase price consideration and the Company's allocation of the purchase price to the assets acquired and liabilities assumed.

Purchase Price
Fair value of common shares issued	$3,131,451
Fair value of replacement stock options issued	2,993
$3,134,444

Purchase Price Allocation
Cash and cash equivalents	173,916
Accounts receivable	8,694
Inventories	129,355
Other current assets	22,087
Mining interest & Property, Plant and Equipment[1]	3,825,364
Intangibles	101,286
Other long-term assets	8,028
Total identifiable assets acquired	4,268,730

Accounts payable and accrued liabilities	(100,921)
Other current liabilities	(29,014)
Debt	(99,673)
Provisions and other non-current liabilities	(132,305)
Deferred tax liabilities	(772,373)
Total identifiable liabilities assumed	(1,134,286)
Total identifiable net assets	3,134,444
[1] Includes $16,153 of right-of-use ('ROU') assets under leases.
The Company began consolidating the operating results, cash flows and net assets of Detour from January 31, 2020. For the eleven-month period ended December 31, 2020, Detour contributed revenue of $960,855 and earnings before income taxes of $338,126. Total consolidated revenue and earnings before tax for the Company were $2,460,104 and $1,152,709, respectively for the year ended December 31, 2020. If the acquisition of Detour had taken place on January 1, 2020, pro forma total consolidated revenue and earnings before income taxes for the Company would have been approximately $2,507,000 and $1,145,000, respectively, for the year ended December 31, 2020.